UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 26, 2019

AquaVenture Holdings Limited
(Exact name of registrant as specified in Charter)

British Virgin Islands	001-37903	98-1312953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

c/o Conyers Corporate Services (BVI) Limited Commerce House, Wickhams Cay 1 P.O. Box 3140 Road Town British Virgin Islands VG1110 (Address of principal executive office)

(813) 855-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 8.01 Other Information.

On November 1, 2018, AquaVenture Holdings, Inc., a wholly-owned subsidiary of AquaVenture Holdings Limited (the “Company”), acquired all of the issued and outstanding membership interests of AUC Acquisition Holdings, LLC (“AUC”) from AUC’s members pursuant to a membership interest purchase agreement (“AUC Acquisition”).

On December 18, 2018, Quench USA, Inc., a wholly-owned subsidiary of the Company, acquired all of the issued and outstanding shares of Pure Health Solutions, Inc. (“PHSI”, dba “Pure Water Technology”) from U.S. Water, LLC pursuant to a stock purchase agreement (“PHSI Acquisition”).

In connection with the Company’s Registration Statement on Form S-3, as filed on March 11, 2019 (File No. 333-230195)(the “Registration Statement”), this Current Report on Form 8-K is being filed to provide certain unaudited historical interim financial statements for AUC and certain unaudited pro forma financial information reflecting the AUC Acquisition and PHSI Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

The unaudited condensed consolidated interim financial statements of AUC and its subsidiaries as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017, including the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and its subsidiaries for the year ended December 31, 2018, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(d)Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
99.1

Unaudited condensed consolidated interim financial statements of AUC and its subsidiaries as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017, including the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information of the Company and its subsidiaries for the year ended December 31, 2018, including the notes related thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2019	AquaVenture Holdings Limited

	By:	/s/ Lee S. Muller
Lee S. Muller
Chief Financial Officer

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